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                                                                    EXHIBIT 10.3

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT



         THIS AMENDMENT TO THE EMPLOYMENT AGREEMENT is made and entered into effective the 25th day of February, 1999, by and between Better Image, Inc., a Georgia corporation (the "Company"), and David Challoner (the "Executive").


         WHEREAS, the Company and the Executive entered into a written Employment Agreement (the "Employment Agreement") dated the 1st day of November, 1998; and

         WHEREAS, pursuant to Paragraph 6(iv) of the Employment Agreement, the relocation of the Executive's office outside a 50 mile radius of Atlanta, Georgia without the Executive's consent is considered to be a Constructive Termination, subject to the restrictions set forth therein; and

         WHEREAS, the parties hereto desire that the Employment Agreement be amended to substitute Santa Barbara, California for Atlanta, Georgia;

         THEREFORE, IN CONSIDERATION of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the Company and the Executive agree as follows:

         1. Substitution. Paragraph 6(iv) is hereby amended to substitute Santa Barbara, California for Atlanta, Georgia.

         2. Remaining Terms and Conditions. Except as hereinabove set forth, the terms and conditions of the Employment Agreement shall remain in full force and effect without change or modification.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.

                                   BETTER IMAGE, INC.



                                   By:
                                      -----------------------------------

                                   Title:
                                         --------------------------------


                                   EMPLOYEE:


                                   --------------------------------------
                                   David Challoner